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                                                                    EXHIBIT 10.3

                                     LEASE
                                     -----



  1.  Parties.  This Lease, dated, for reference purposes only,
      -------
_________________, is made by and between MJB Associates, a California Limited Partnership ("Landlord") and First Alliance Mortgage Company, a California Corporation ("Tenant").

  2.   Premises.  Landlord hereby leases  to Tenant and Tenant leases from
       --------
Landlord for the term, at the rent and upon all the conditions set forth herein, real property commonly known as 17305 Von Karman, Irvine, California 92715.

  3.   Term.
       ----

    3.a.   The term of this Lease shall be for eighty-four (84) months, commencing on the 1st day of February, 1996, and ending on the 31st day of January, 2003, (the "term").

    3.b.   Tenant is hereby granted and shall, if not at the time in default under this Lease, have an option to extend the terms of this Lease for one (1) additional period of five (5) years only from the expiration date hereof, but otherwise on the same terms, covenants and subject to the same exceptions and reservations herein contained, except that the Rent adjustment or cap to be paid by Tenant to Landlord shall be at such rental as may be agreed on by Landlord and Tenant.

          If the parties agree on the Rent for the extended term during that period, they shall immediately execute an amendment to this Lease stating the Rent.

        If the parties are unable to agree on the Rent for the extended term within that period, the option notice shall be of no effect and this Lease shall expire at the end of the term. Neither party to this Lease shall have the right to have a court or other third party set the monthly Rent.

        Tenant shall have no other right to extend the term beyond the extended term.

        (1) This option shall be exercised only by Ten ant's delivering to Landlord in person or by United States mail on

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or before six (6) months prior to expiration of the Lease written notice of its election to extend the term of this Lease as herein provided.

        (2) In the event that Lessee does not renew or extend the term of this Lease as herein provided, and hold over beyond the expiration of the term hereof, such holding over shall be deemed a month to month tenancy at 125% of the then prevailing rental rate until the tenancy is terminated in a manner provided by law.

     3.c. The option to extend the term shall be personal to Tenant and shall not be assignable by Tenant. It shall be a condition of the option notice and of the commencement of the extended term that Tenant, at that particular time, be the actual occupant of the Premises.

  4.      Possession.
          ----------

    4.a.   If the Landlord, for any reason whatsoever, cannot deliver possession of the Premises to the Tenant at the commence-ment of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of the term and the time when Landlord delivers possession.

    4.b.   In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date herein above provided.

  5.      Rent.
          ----

    5.a.     Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises the sum of Forty Two Thousand Two Hundred Nineteen Dollars and Forty-Five Cents ($42,219.45) on or before the first day of the first full calendar month of the term and a like sum on or before the first day of each and every successive calendar month thereafter during the term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term which is

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for less than one (1) month shall be a prorated portion of the monthly install-
ment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at Landlord's address indicated on the signature page of this Lease, or to such other person or at such other place as Landlord may from time to time designate in writing.

    5.b.   The monthly rent shall be adjusted upward or downward as of the first day of the thirteenth (13th) full calendar month of the term and on the first day of each twelfth (12th) full calendar month thereafter (the adjustment date), including the extended term, according to the following computation:

        The base for computing the adjustment is the index figure for the second month next preceding the month in which the term commences (the index date), as shown in the Consumer Price Index for All Urban Consumers for Los Angeles-Long Beach-Anaheim based on the period 1967=100 as published by the U.S. Department of Labor's Bureau of Labor Statistics. The index for the second month next preceding the adjustment date shall be computed as a percent-age of the base figure on the index date and that percentage shall be applied to the initial monthly rental provided in 5.a., the result of which shall be the monthly rental for the period beginning on the adjustment date and continuing until the next adjustment date.

        The index for the adjustment date shall be the one reported in the U.S. Department of Labor's most comprehensive official index then in use and most nearly answering the foregoing description of the index to be used. If it is calculated from a base different from the base period 1967=100 used for the base figure above, the base figure used for calculating the adjustment percentage shall be first converted under a formula supplied by the Bureau.

    5.c.   The adjustment of the Rent upward shall annually be a minimum of the three (3%) percent  and a maximum of six (6%) percent.

     6.   Security Deposit.  Tenant has deposited with Landlord the sum of
          ----------------
Eighty Four Thousand Four Hundred Thirty Eight Dollars

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and Ninety Cents ($84,438.90). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, sand Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

  7. Use.   Tenant shall use the Premises for general commercial or office
     ---
purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

        Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering the Center, or any part thereof, or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants, occupants of the Center or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not

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commit or suffer to be committed any waste in or upon the Premises.

        Tenant shall not use, produce, or store any hazardous waste or substance in or upon the Premises except in the normal course of Tenant's business. Any hazardous waste or substance used or produced by Tenant shall be stored and disposed of in strict compliance with all applicable laws, rules and regulations from time to time existing.

  8.   Compliance with Law. Tenant shall not use the premises or permit anything
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to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and govern-mental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, shall be conclusive of that fact as between the Landlord and Tenant.

  9.   Alterations and Additions.  Tenant shall not make any structural or
       -------------------------
exterior alterations to the Premises without Landlord's consent. Tenant, at its cost, shall have the right to make, without Landlord's consent, nonstructural alterations to the interior of the premises that Tenant requires in order to conduct its business on the Premises. In making any alterations that Tenant has a right to make, Tenant shall comply with the following:

    9.a.   Tenant shall submit reasonably detailed final plans and
specifications and working drawings of the proposed alterations and the name of its contractor at least fifteen (15) days before the date it intends to commence the alterations.

    9.b.     The alterations shall not be commenced until five (5) days after
Landlord has received notice from Tenant stating the date the installation of the alterations is to

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commence so that Landlord can post and record an appropriate notice of nonresponsibility.

    9.c.   The alterations shall be approved by all appro-priate government agencies, and all applicable permits and authorizations shall be obtained before commencement of the alterations.

    9.d.   All alterations shall be completed with due diligence in compliance with the plans and specifications and working drawings and all applicable laws.

    9.e.   Before commencing the  alterations and at all times during construction, Tenant's contractor shall maintain insurance at least equal to that required of Tenant hereunder and shall cause Landlord to be named an additional insured thereunder.

    9.f.   If the estimated cost of the alterations exceeds $100,000, before the commencement of the alterations, Tenant at its cost shall furnish to Landlord a performance and completion bond issued by an insurance company qualified to do business in Califor- nia in a sum equal to the cost of the alterations (as determined by the construction contract between Tenant and its contractor) guaranteeing the completion of the alterations free and clear of all liens and other charges, and in accordance with the plans and specifications.

    9.g.   The alterations shall be performed in a manner so as not to interfere with the quiet enjoyment of Landlord's tenants in the Building or in adjacent property. Tenant's contractor shall not use any portion of Landlord's adjacent property for the parking of vehicles or the storage of materials.

        Any alterations made shall remain on and be surrendered with the Premises on expiration or termination of the term, except that Landlord can elect within thirty (30) days before the expiration of the term, or within five
(5) days after termination of the term, to require Tenant to remove any alterations that Tenant has made to the Premises. If Landlord so elects, Tenant, at its cost, shall restore the premises to the condition designated by Landlord in its election, before the last day of the term, or within thirty (30) days after notice of election is given, whichever is later.

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  10.  Repairs.
       -------

     10.a. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, including, without limitation, all Tenant's personal property; signs, storefronts; plate glass; show windows; doors; heating, ventilating, and air-conditioning system; electrical, plumbing, and sewage systems; and all equipment serving the Premises. Tenant shall upon the expiration or sooner termination of this Lease surrender the Premises to the Landlord in good condition and repair. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

    10.b. Notwithstanding the provisions of Article 10.a., Landlord shall repair and maintain the structural portions of the Building, which structural portions include only the foundations, bearing and exterior walls (excluding glass and doors), subflooring, and roof (excluding skylights, if any), unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reason able cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in
Article 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

  11.  Liens.  Tenant shall keep the Premises and the property in which the
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Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and

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expense, a lien and completion bond in an amount equal to any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

  12.  Assignment and Subletting.
       -------------------------

    12.a. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the premises, or allow any other person or entity (except Tenant's authorized representatives) to occupy or use all or any part of the Premises, without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. Landlord and Tenant have specifically bargained for and hereby confirm that a condition to Landlord's consent shall be Tenant's written surrender and relinquishment of any and all options to extend the term with respect to any extended term which has not yet commenced at the time of Tenant's request for Landlord's consent whether or not an option notice has been given by Tenant. Any assignment, encumbrance, or sublease without Landlord's consent shall be voidable and at Landlord's election, shall constitute a default. No consent to any assignment, encumbrance, or sublease, shall constitute a further waiver of the provisions of this paragraph.

    12.b. If Tenant consists of more than one person, or is a partnership, or is a corporation, whenever shares or other ownership interests representing cumulatively more than fifty (50%) percent of the total interests of those persons or in the entity are transferred in one or more transactions or instances, voluntary or involuntary or by operation of law, an assignment within the provisions of 12.a. shall have occurred.

    12.c. Tenant shall immediately and irrevocably assign to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the premises as permitted by this Lease, and Landlord, as assignee and as attorney- in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent.

    12.d. All rent received by Tenant from its subtenants in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord.

    12.e. If Tenant requests Landlord to consent to a pro posed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, Landlord's reasonable attorneys' fees incurred in connection with each such request.

    12.f. No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:

        (i) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

        (ii) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

    An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

    If a writ of attachment or execution is levied on this Lease, Tenant shall have ten (10) days in which to cause the attachment or execution to be removed. If any involuntary proceed-ing in bankruptcy is brought against Tenant, or if a receiver is appointed, Tenant shall have sixty (60) days in which to have the involuntary proceeding dismissed or the receiver removed.

  13.  Hold Harmless.  Tenant shall indemnify and hold harmless Landlord against
       -------------
and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any

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activity, work, or other thing done, permitted or suffered by the Tenant in or about the Center, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, if any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satis-factory to Landlord. Tenant, as material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

    Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Center, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

  14.  Subrogation.  As long as their respective insurers so permit, Landlord
       -----------
and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

  15.  Tenant's Insurance.
       ------------------

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    15.a.  Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord, Landlord's lender, if any, and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, with a single combined liability limit of not less than $1,000,000 and property damage limits of not less than $3,000,000.
Not more frequently than each 24 months, if, in the opinion of Landlord's lender or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord's insurance broker. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided, however, said insurance by Tenant shall have a Landlord's protec-tive liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord.

  16.  Services and Utilities.   Tenant shall pay for gas, water and sewer
       ----------------------
charges. Tenant shall make all arrangements for and pay for all electrical and telephone services furnished to or used by it, and for all connection charges. All other utility and services not otherwise specifically enumerated above shall be the responsi-bility and obligation of Tenant.

  17.  Property Taxes.  Tenant shall pay, or cause to be paid, before
       --------------
delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon the real property including, but not limited to, the real property taxes, as well as all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in or on the Premises. Tenant shall pay to Landlord its share of such taxes within ten
(10) days after delivery to Tenant by Landlord of a statement in

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writing setting forth the amount of such taxes.

  18.  Rules and Regulations.  Tenant shall faithfully observe and comply with
       ---------------------
the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

  19.  Holding Over.  If Tenant remains in possession of the Premises or any
       ------------
part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of 125% of the last monthly rental,plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.


  20.  Entry by Landlord.  Landlord reserves and shall at any and all times have
       -----------------
the right to enter the Premises, to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective lenders, purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building or of the Center that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, and loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by

Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises, or any portion thereof.

  21.  Reconstruction.  In the event the Premises or the Building are damaged by
       --------------
fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

    In the event the Premises or the Building are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Building. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) percent of such full replacement cost, then Landlord shall have the option, (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as above provided; or (2) give notice to Tenant at any time within one hundred twenty (120) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of such termination.

    Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage result ing from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

    Landlord shall not be required to repair or to make any replacements of any property installed in the premises by Tenant.

    The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

  22.  Default.  The occurrence of any one or more of the following events shall
       -------
constitute a default and breach of this Lease by Tenant.

    22.a. The vacating or abandonment of the Premises by Tenant (failure to occupy and operate the Premises for thirty (30) consecutive days shall be deemed a vacation and abandonment).

    22.b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

    22.c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 22.b. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

    22.d. The assignment, encumbrance or sublease of the Premises by Tenant in a manner not permitted in Article 12.

  23.  Remedies in Default.  Landlord shall have the following remedies if
       -------------------
Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

    23.a. Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Ten ant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord received from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

    If Landlord elects to relet the Premises as provided in this paragraph, rent that Landlord receives from reletting shall be applied to the payment of:

    First, any indebtedness from Tenant to Landlord other than rent due from Tenant;

    Second, all costs, including for maintenance, incurred by Landlord in reletting;

    Third, rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including for maintenance, Landlord incurred in reletting that remain after applying the rent received from the reletting as provided in this paragraph.

    23.b. Landlord can terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

         (i) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

         (ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

         (iii) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could be reasonably avoided; and

         (iv) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

          "The worth, at the time of the award," as used in (i) and (ii) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth, at the time of the award," as referred to in (iii) of this para graph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

    23.c. Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional rent.

  24.  Eminent Domain.  If more than twenty-five (25%) percent of the Premises
       --------------
shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

  25.  Estoppel Certificate.
       --------------------

    25.a.  Tenant shall at any time and from time to time upon not less than ten
(10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

    25.b. At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Tenant,

        (i)   that this Lease is in full force and
effect, without modification except as may be represented by Landlord,

        (ii)  that there are no uncured defaults in Landlord's performance, and
(iii) that not more than one (1) month's rent has been paid in advance, and

        (iii) that not more than one (1) month's rent has been paid in advance.

    25.c. If Landlord desires to finance, refinance, or sell the Premises, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three year's financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

  26.  Authority of Parties.
       --------------------

    26.a.  Corporate Authority.  If Tenant is a corporation, each individual
           -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corpora tion or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

    26.b.  Partnerships.  If the Landlord herein is a part-nership, it is
           ------------
understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said partnership.

  27.  General Provisions.
       ------------------

    (1)   Plats and Riders.  Clauses, plats and riders, if any, signed or
          ----------------
initialed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

    (2)   Waiver.  The waiver by Landlord of any term, covenant or condition
          ------
herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease,other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

    (3)   Notices.  All notices and demands which may or are to be given by
          -------
either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at Landlord's address indicated on the signature page of this Lease, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

    (4)   Joint Obligation. If there be more than one Tenant, the obligations
          ----------------
hereunder imposed upon Tenants shall be jointly and several.

    (5)   Marginal Headings.  The marginal headings and Article title to the
          -----------------
Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpre-tation of any part hereof.

    (6)   Time.  Time is of the essence of this Lease and each and all of its
          ----
provisions in which performance is a factor.

    (7)   Successors and Assigns.  The covenants and condi-tions herein
          ----------------------
contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

    (8)   Recordation.  Neither Landlord nor Tenant shall record this Lease or a
          -----------
short form memorandum hereof without the prior written consent of the other party.

    (9)   Quiet Possession.  Upon Tenant paying the rent reserved hereunder and
          ----------------
observing and performing all of the covenants, conditions and provisions on Tenant's part to be observe and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

    (10)  Late Charges.  Tenant hereby acknowledges that late payment by Tenant
          ------------
to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and account ing charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the premises. Accord-ingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days of the due date, then Tenant shall pay to Landlord a late charge equal to seven and one-half (7.5%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the internal cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

    (11)  Prior Agreements.  This Lease contains all of the agreements of the
          ----------------
parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understand-ing pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

    (12)  Inability to Perform.  This Lease and the obliga- tions of the Tenant
          --------------------
hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

    (13)  Attorney's Fees.  In the event of any action or proceeding brought by
          ---------------
either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the Court may adjudge reasonable as attorney's fees.

    (14)  Sale of Premises by Landlord.  In the event of any sale of the
          ----------------------------
Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Building shall be deemed, without any further agreement between the parties of their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

    (15)  Subordination, Attornment.  Upon request of the Landlord, Tenant will
          -------------------------
in writing subordinate its rights hereunder to the lien of any mortgage, or deed of trust to any bank, insur-ance company or other lending institution, nor or hereafter in force against the Building, and upon any buildings hereafter placed upon the land of which the premises are a part, and to all advances made or hereafter to be made upon the security thereof.

    In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

    The provisions of this Article to the contrary notwith- standing, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

    (16)   Separability.  Any provision of this Lease which shall prove to be
           ------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

    (17)   Cumulative Remedies.  No remedy or election here under shall be
           -------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

    (18)   Choice of Law.  This Lease shall be governed by the laws of the State
           -------------
of California.

    (19)   Signs and Auctions.  Tenant shall not place any sign upon the
           ------------------
Premises or Building or conduct any auction thereon without Landlord's prior written consent.


    (20)   Provisions are Covenants and Conditions. All provisions, whether
           ---------------------------------------
covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

  28.  Broker.  The parties hereto warrant that they have had no dealings with
       ------
any real estate broker or agents in connection with the negotiation of this Lease. They know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party shall hold harmless the other party from all damages resulting from any claims which may be asserted against the other party by any broker, binder, or other person, with whom the indemnifying party has dealt.

The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.


                                    "LANDLORD"

                                    MJB ASSOCIATES,
                                    a California Limited Partnership


ADDRESS_______________________     By____________________________
                                    Borgi-Hesis, Inc.
______________________________    a California Corporation,
                                    General Partner
                                            By Brian Chisick,
President
DATE__________________________      Borgi-Hesis, Inc.

                                   "TENANT"

                                   FIRST   ALLIANCE   MORTGAGE
                                   COMPANY


ADDRESS_______________________     By____________________________

______________________________

DATE__________________________